Exhibit 2.2

AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF MERGER

This AMENDMENT NO. 1, dated as of February 10, 2014 (the “Amendment”), to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 6, 2014, by and among Reverse Mortgage Investment Trust Inc., a Maryland corporation (the “Parent”), RMF Merger Sub LLC., a Delaware limited liability company and a wholly-owned subsidiary of the Parent (“Merger Sub”), Reverse Mortgage Funding LLC, a Delaware limited liability company (the “Company”) and each of the members of the Company listed on Exhibit A attached thereto (each, a “Member” and collectively, the “Members”).  Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to such terms in the Merger Agreement.

RECITALS

WHEREAS, the parties have entered into the Merger Agreement with respect to the proposed merger of Merger Sub with and into the Company, with the Company surviving the merger, in accordance with Section 18-209 of the Delaware Limited Liability Company Act;

WHEREAS, the parties desire to amend and restate Exhibit A to the Merger Agreement, in its entirety, in accordance with the terms hereof;

NOW, THEREFORE, pursuant to Section 7.01 of the Merger Agreement, the parties, intending to be legally bound, hereby agree that the Merger Agreement is hereby amended by replacing Exhibit A of the Merger Agreement, in its entirety, with the Exhibit A attached hereto as Schedule I.

1.1          Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

1.2          Merger Agreement Otherwise in Full Force and Effect.  Except as provided herein, all provisions, terms and conditions of the Merger Agreement shall remain in full force and effect, including, without limitation, each Member’s certification as to accredited investor status on such Member’s signature page to the Merger Agreement and the accompanying Exhibit B certification for AI Members, as applicable.  From and after the date hereof, all references to the Merger Agreement shall mean the Merger Agreement as amended by this Amendment.

1.3          Multiple Counterparts.  This Amendment may be executed in multiple counterparts.  If so executed, all of such counterparts shall constitute but one agreement, and, in proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart.  To facilitate execution of this Amendment, the parties may execute and exchange by facsimile or electronic mail PDF copies of counterparts of the signature pages.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

REVERSE MORTGAGE INVESTMENT TRUST INC.

By:	/s/ Craig Corn
Name:	Craig Corn
Title:	Chief Executive Officer

RMF MERGER SUB LLC

By:	/s/ St. John Bannon
Name:	St. John Bannon
Title:	Chief Financial Officer

REVERSE MORTGAGE FUNDING LLC

By:	/s/ Robert Sivori
Name:	Robert Sivori
Title:	Chief Operating Officer

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Craig M. Corn
Name: Craig M. Corn

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Robert V. Sivori
Name: Robert V. Sivori

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Joseph P. DeMarkey
Name: Joseph P. DeMarkey

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Bryan Faron
Name: Bryan Faron

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Jamie Harmon
Name: Jamie Harmon

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Don Jacaruso
Name: Don Jacaruso

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Elena Kirillov
Name: Elena Kirillov

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Boris Kogan
Name: Boris Kogan

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Balaji Mayreddy
Name: Balaji Mayreddy

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Michael S. Mooney
Name: Michael S. Mooney

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Deborah Moran
Name: Deborah Moran

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Oscar Moure
Name: Oscar Moure

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Dawn E. Myers
Name: Dawn E. Myers

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

BBRO Holdings, LLC

By:	/s/ David Peskin
Name: David Peskin
Title: CEO

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ David Peskin
Name: David Peskin

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Richard A. Peters
Name: Richard A. Peters

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Colleen Pirraglia
Name: Colleen Pirraglia

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Vanessa Warren
Name: Vanessa Warren

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Michele A. Zachensky
Name: Michele A. Zachensky

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ St. John Bannon
Name: St. John Bannon

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Joseph Capo
Name:Joseph Capo

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

PENSCO Trust Company FBO Mark S. O’Neil IRA

By:	/s/ Mark S. O’Neil
Name: Mark S. O’Neil
Title: Owner

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Mark S. O’Neil
Name: Mark S. O’Neil

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

RR Fund Holdings, LLC

By:	/s/ Robert Fine
Name: Robert Fine
Title: Managing Member

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

Quadrant Management, Inc.

By:	/s/ Ted Deinard
Name: Ted Deinard
Title: Principal

[Signature page to Amendment No. 1]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

By:	/s/ Joseph Mannello
Name:Joseph Mannello

[Signature page to Amendment No. 1]